UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

Commission File Number: 0-7914
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1900 Denver, Colorado	80202-3619
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 19, 2011, Earthstone Energy, Inc. (“Earthstone” or “the Company”) issued a press release announcing a previously unannounced exploration project.  The press release announces the recent acquisition of leasehold and producing oil well interests in Sheridan County, Montana, as well as the commencement of drilling of a new well, as set forth in the press release attached hereto as Exhibit 99.1.

The aforementioned information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On December 20, 2011, the Company completed the previously announced transfer of the listing of its Common Stock to the New York Stock Exchange Amex (“NYSE Amex”) from the NASDAQ Capital Market, as set forth in the press release attached hereto as Exhibit 99.2.  On such date, the Company’s Common Stock commenced trading on the NYSE Amex under the symbol “ESTE”.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

The following are furnished as exhibits to this report:

Exhibit No.	Description

99.1	Earthstone Energy, Inc. Press Release dated December 19, 2011.

99.2	Earthstone Energy, Inc. Press Release dated December 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.
(Registrant)

Date: December 20, 2011	By:	/s/ Ray Singleton
Ray Singleton, President and Chief Executive Officer